Financial Risk Management	12 Months Ended
Dec. 31, 2020
Text Block [Abstract]
Financial risk management
6.	FINANCIAL RISK MANAGEMENT

6.1.    General considerations and policies

Risks and financial instruments are managed through policies, the definition of strategies and implementation of control systems, defined by the risk management committees of the entities of the group, and approved by the Company's Board of Directors. The compliance of treasury financial instruments positions, including derivatives, in relation to these policies, is presented and assessed on a monthly basis by the Company’s Treasury Committee and subsequently submitted to the analysis of the Audit and Risk Management and Finance Committees, the Executive Committee and the Board of Directors.

Risk management of Natura &Co group operations is performed by the Company's Corporate Treasury, which is also responsible for approving short-term investments and borrowings transactions. Risk management of the subsidiaries Aesop, The Body Shop, Avon International and Natura &Co Latam is conducted by local treasury teams, subject to monitoring and approval of the Company’s Corporate Treasury.

6.2.    Financial risk factors

The activities of the Company and its subsidiaries  expose it to several financial risks: market risk (including currency and interest risks), credit risk and liquidity risk. The Company’s overall risk management program is focused on the unpredictability of financial markets and seeks to minimize potential adverse effects on the financial performance, using derivatives to hedge certain risk exposures.

a)      Market risk

The Company and the subsidiaries are exposed to market risks arising from their business activities. These risks mainly comprise possible fluctuations in exchange and interest rates.

To hedge the current balance sheet positions of the Company from market risks, the following derivative financial instruments are used, which are comprised of the balances presented below, as of December 31, 2020 and 2019:

Description	Fair value (Level 2)
	2020	2019
Financial derivatives	1,857,869	727,068
Operational derivatives	(11,092)	(1,496)
Total	1,846,777	725,572

b)      Foreign currency risk

The Company are exposed to foreign currency risk resulting from financial instruments in currencies other than their functional currencies, as well as to operating cash flows in foreign currencies. To reduce this exposure, policies were implemented to hedge the Company from foreign currency risk, which establish exposure levels related to these risks.

The treasury procedures defined by the current policies include monthly projection and assessment of the consolidated foreign exchange rate exposure of the Company, on which Management’s decision-making is based.

The Company’s foreign currency hedge policy considers the amounts of foreign currency of receivables and payables balances from commitments already assumed and recorded in the financial statements, as well as future cash flows, with a six-month average term, not yet recorded on the balance sheet.

Pursuant to the Foreign Exchange Hedge Policy, the derivatives entered into by the Company or its subsidiaries should eliminate the foreign currency risk of financial instruments in currencies other than their functional currencies and should also limit losses due to foreign exchange rate variations on future cash flows.

To protect from the foreign exchange exposures in relation to foreign currency, the Company enter into transactions with derivative financial instruments such as swap and forward exchange contracts (“NDF”).

c)       Derivatives instruments to hedge foreign exchange rate risk

The Company classifies derivatives into “Financial” and “Operational”. “Financial” derivatives include swaps or forwards engaged to hedge from foreign currency risk of borrowings, financing, debt securities and intercompany borrowings denominated in foreign currency. “Operating” derivatives are used to hedge from foreign currency risk from the business’s operating cash flows.

As of December 31, 2020 and 2019, the derivative balances are composed as follows:

Financial derivatives

	Principal (notional) amount		Fair value		Gain (loss)
Description	2020	2019	2020	2019	2020	2019
Swap contracts: (a)
Asset position:
Long position - U.S. dollar	2,576,890	2,664,001	4,683,900	3,729,691	421,897	312,984
Liability position:
CDI floating rate:
Short position in CDI	(2,576,890)	(2,664,001)	(2,803,797)	(3,002,623)	(172,885)	(248,028)

Forward contracts (NDF):
Liability position:
CDI floating rate:
Short position in CDI	1,409,102	-	(22,234)	-	(16,778)	-
Total net derivative financial instruments:	1,409,102	-	1,857,869	727,068	232,234	64,956

(a)    Swap transactions consist of swapping the exchange rate fluctuation for a correction related to a percentage of the fluctuation of the Interbank Deposit Rate (post-fixed CDI), in the case of Brazil.

For the derivatives held by the Company as of December 31, 2020 and 2019, as the contracts are directly with financial institutions and not through stock exchanges, there are no margin deposits to guarantee these operations.

Operating derivatives

As at December 31, 2020 and 2019, the Company holds derivative financial instruments of the forward type with the objective of hedging from foreign currency risk of operating cash flows (such as import and export operations):

	Principal (notional) amount		Fair value
Description	2020	2019	2020	2019
Net position - GBP and USD	1,585,280	200,896	(7,670)	(2,008)
Forward contracts	165,830	1,302,869	(3,422)	512
Total derivative instruments, net	1,751,110	1,503,765	(11,092)	(1,496)

Sensitivity analysis

For the foreign currency risk sensitivity analysis, Management of the Company believes that it is important to consider, in addition to the assets and liabilities with exposure to fluctuations in exchange rates recorded in the balance sheet, the fair value of the financial instruments entered into by the Company to hedge certain exposures on December 31, 2020 and 2019, as set forth in the table below:

	2020	2019
Borrowings and financing in foreign currency in Brazil (a)	(4,246,692)	(3,381,959)
Receivables in foreign currency in Brazil	236,782	10,007
Trade payable in foreign currencies in Brazil	(14,459)	(10,543)
Fair value of the financial derivatives	4,680,478	3,729,691
Net asset exposure	656,109	347,196

(a)     Excluding transaction costs.

This analysis considers only financial assets and liabilities registered in Brazil in foreign currency, since exposure to the foreign exchange rate variation in other countries is close to zero due to the strong currency and effectiveness of its derivatives, and it is considered that all other variables, especially interest rates, remain constant and do not consider any impact of the forecasted purchases and sales.

The following table shows the projection of the incremental loss that would have been recognized in profit or loss for the subsequent year, if the current net foreign exchange exposure remains static, based on the following scenarios:

Parity - R$ vs US$	5.1967	5.1880	3.8910	2.5940
	Scenario	Scenario	Scenario I	Scenario II
Operation/Instrument	Real	Probable	Depreciation 25%	Depreciation 50%
Assets denominated in US$
Fair value of “financial” derivatives	4,680,478	(7,881)	(1,570,668)	(4,696,241)
Trade receivable recorded in Brazil in foreign currency	236,782	(399)	(79,459)	(237,579)

Liabilities denominated in US$
Borrowings and financing in Brazil in foreign currency (a)	(4,246,692)	7,151	1,425,099	4,260,994
Trade payable registered in Brazil in foreign currency	(14,459)	24	4,852	14,508
Impact on net income and equity		(1,105)	(220,176)	(658,318)

The probable scenario considers future US dollar rates for a 90 days-term. According to quotations obtained at the Brazilian Stock Exchange (“B3”) as at December 31, 2020 and in line with the first maturities of financial instruments with exchange exposure, R$5.19 / US$ 1.00. Scenarios II and III consider an increase/decrease in the US dollar of 25% (R$3.89 / US$ 1.00) and 50% (R$2.59 / US$1.00), respectively. Management uses the probable scenario in the assessment of possible changes in the exchange rate and presents the referred scenario in compliance with IFRS 7- Financial Instruments: Disclosures.

The Company does not use derivative financial instruments for speculative purposes.

At the subsidiary Avon, the sensitivity analysis is prepared based on the foreign exchange contracts outstanding at December 31, 2020, all of which were entered into to hedge foreign currency exposures. This hypothetical analysis prepared by Avon does not consider exposures other than the US dollar. The hypothetical impact was calculated on open positions using forward rates as of December 31, 2020, adjusted for an assumed appreciation or depreciation of 10%, 25% or 50% of the US dollar in relation to these hedge transactions. A hypothetical appreciation of the US dollar against foreign exchange contracts would minimize gains by R$ 82,889, R$ 207,223 or R$ 414,447, respectively, and a hypothetical depreciation of 10%, 25% or 50% of the US dollar against our foreign exchange contracts would increase gains by R$ 82,889, R$ 207,223 or R$ 414,447, respectively.

Derivative instruments designated for hedge accounting

The Company formally designated its operations subject to hedge accounting for derivative financial instruments for hedging borrowings denominated in foreign currency of Natura Cosméticos S.A. and Natura Distribuidora de México, S.A. de C.V and to protect operating cash flows from The Body Shop's foreign currency purchase and sales transactions, documenting the following:

➢    The hedge relationship;

➢    The Company’s objective and risk management strategy in contracting the hedge transaction;

➢    Identification of the financial instrument;

➢    The hedged item or hedge transaction;

➢    The nature of the risk to be hedged;

➢    Description of the hedge relationship;

➢    The statement of the ratio between the hedging instrument and the hedged item, where applicable; and

➢    The statement of prospective effectiveness of the hedge.

The outstanding positions of derivative financial instruments designated as cash flow hedge on December 31, 2020 as set forth below:

Cash flow hedge instrument

					Other comprehensive income
	Hedged item	Notional currency	Notional value	Fair value (a)	Accumulated contract gain (loss)	Gain in the 12-month period
Currency Swap – US$/R$	Currency	BRL	2,576,020	1,879,348	249,021	183,342
Forward contract (The Body Shop)	Currency	BRL	1,096,227	(4,882)	(4,882)	(5,135)
Forward contract (Natura Indústria)	Currency	BRL	17,807	(702)	(702)	(201)
Total			3,690,054	1,873,764	243,437	178,006

The changes in cash flow hedge reserve recorded in OCI are shown below:

Cash flow hedge Balance as of December 31, 2018	(27,840)
Change in the fair value of hedge instrument recognized in OCI	107,337
Tax effects on fair value of hedge instrument	(36,768)
Cash flow hedge Balance as of December 31, 2019	42,729
Change in the fair value of hedge instrument recognized in OCI	178,006
Tax effects on fair value of hedge instrument	(61,658)
Cash flow hedge Balance as of December 31, 2020	159,077

The Company designates as cash flow hedge the derivative financial instruments used to offset variations arising from foreign currency exposure, in the market value of contracted debts, other than the functional currency.

d)      Interest rate risk

The interest rate risk arises from financial investments and short and long-term borrowings and financing. Financial instruments issued at variable rates expose the Company and its subsidiaries to cash flow risk associated with interest rates. Financial instruments issued at fixed rates expose the Company and its subsidiaries to the fair value risk associated with the interest rate.

The Company’s cash flow risk associated with interest rate arises from investments and short-term and long-term borrowings and financing issued at floating rates. The Company's Management holds, for the most part, the indexes of its exposures to deposit and lending interest rates tied to floating rates. Financial investments are adjusted by the Interbank Deposit Rate (“CDI”) whereas borrowings and financing are adjusted by the Long-Term Interest Rate (“TJLP”), CDI and fixed rates, according to the contracts entered into with financial institutions and through the negotiation of securities with investors in that market.

Sensitivity analysis

On December 31, 2020, there are borrowings, financing and debentures contracts denominated in foreign currency that are linked to interest swap contracts, changing the liability index rate to the CDI variation. Accordingly, the risk of the Company becomes the exposure to the variation of the CDI. The following table presents the exposure to interest rate risks of transactions related to CDI, including derivative transactions (borrowings, financing and debentures in Brazil were considered in full, given that 99.1% of the amount is related to the CDI):

Total borrowings and financing - in local currency (note 19)	(9,591,809)
Operations in foreign currency with derivatives related to CDI (a)	(4,231,104)
Short-term investments (notes 7 and 8)	3,865,319
Net exposure	(9,957,594)

a)      This refers to transactions involving derivatives related to CDI to hedge the borrowings and financing arrangements raised in foreign currency in Brazil.

 The sensitivity analysis considers the exposure of borrowings and financing, net of short-term investments, linked to CDI (notes 7 and 8).

The following tables show the projection of incremental loss that would have been recognized in profit or loss for the following year, assuming that the current net liability exposure is static and the following scenarios:

Description	Risk	Probable scenario	Scenario II	Scenario III
Net liability	Rate increase	(3,626)	(33,235)	(62,844)

The probable scenario considers future interest rates for 90 days-term, according to B3 quotations on the expected dates of the first maturities of financial instruments with exposure to interest rates, as at December 31, 2020. Scenarios II and III consider an increase interest rates by 25% (2.45% per year) and 50% (2.94% per year), respectively, over a CDI rate of 1.96% per year.

e)       Credit risk

Credit risk refers to risk of a counterparty not complying with its contract obligations, which would result in financial losses for the Company. The Company’s and its subsidiaries sales are made to a high number of Natura and Avon consultants and this risk is managed through a credit granting process. The result of this management is reflected in the “Allowance for expected credit losses” under “Trade receivables”, as shown in note 9.

The Company is also subject to credit risks related to financial instruments entered for the management of its business, mainly represented by cash and cash equivalents, short-term investments and derivative instruments.

The Company believes that the credit risk of transactions with financial institutions is low, as these are considered as first tier by the Management.

The short-term investments policy adopted by the Company’s Management establishes the financial institutions with which the Company is allowed to do business, in addition to defining limits on funds allocation percentages and absolute amounts that may be allocated in each of these financial institutions.

f)        Liquidity risk

Prudent liquidity risk management implies maintaining sufficient cash, bonds and securities, funds available through credit facilities and the ability to settle market positions.

Management monitors the Company’s and its subsidiaries liquidity level considering the expected cash flows in exchange for unused credit facilities, as shown in the following table:

	2020	2019
Total current assets	18,734,820	9,430,057
Total current liabilities	(16,159,586)	(7,518,423)
Total net working capital	2,575,234	1,911,634

As at December 31, 2020, the carrying amount of financial liabilities, measured using the amortized cost method, considering interest payments at a floating rate and the value of debt securities reflecting the forward market interest rates, may be changed due to the variation in floating interest rates. Their corresponding maturities, considering that the Company is in compliance with the contract’s covenants, are shown below:

Description	Less than one year	One to five years	Over five years	Total expected cash flow	Interest to be accrued	Carrying amount
Borrowings, financing and debentures	4,047,276	9,165,849	1,551,721	14,764,846	(941,933)	13,822,913
Leases	1,231,622	2,644,292	734,771	4,610,685	(752,230)	3,858,455
Payables to related parties, trade payables and reverse factoring operations	6,774,205	-	-	6,774,205	-	6,774,205

The Company currently have a credit line of up to £70 million (seventy million British pounds), with guarantee, that can be withdrawn in installments to meet short-term financing needs of The Body Shop. This credit line has been used by the subsidiary since the first quarter of 2020 to reinforce its working capital and liquidity. The credit facilities up to R$ 150,000 (one hundred and fifty million reais), which was in effect as at December 31, 2019 was closed during the first half of 2020.

6.3     Covid-19 Impacts

The Company is monitoring the evolution of the Covid-19 pandemic in the markets it operates, especially with, regard to restrictive measures adopted by these jurisdictions. The Crisis Committee created in the second quarter of 2020 continuously analyzes the situation and acts to minimize impacts on the operations and on the equity and financial position of the Company, with the objective of implementing appropriate measures, ensuring the continuity of operations, protect cash, improve liquidity and promote the health and safety of all.

Considering the uncertainties associated with the adversities observed in the economic scenario, Management also assesses the possible effects on the consolidated financial statements, as discussed below:

6.3.1      Revenues

The Company's and its subsidiaries' businesses were affected by the pandemic mainly at the beginning of the year, with results recovering from the decreasing restrictions in the markets in which it operates, mainly in Brazil, as some of the main markets in Europe follow more restrictive measures to open stores and shops. The transition to the digital environment continued across all our brands, making it possible to offset the impact of store closures, with an increase in e-commerce sales, in addition to the growth seen in direct sales revenues.

6.3.2      Provision for expected losses on accounts receivable from customers

The Company have been evaluating the impact of the crisis on accounts receivable, due to the possibility of increasing credit risk, with the aim of ensuring the sustainability of the chain and supporting its customer network. Changes in provisions for expected losses are presented in note 9 and reflect an increase in 2020 arising from the incorporation of Avon balances, acquired in the year. We have not seen a material impact from the pandemic with respect to the default of our customers.

6.3.3      Impairment of non-financial assets

In the first quarter, the Company revised the projections used in the goodwill impairment tests considering the adverse scenario brought about by the pandemic and as a result the need to recognize an impairment provision was not identified. In the fourth quarter, the Company carried out the annual goodwill impairment test, as indicated in notes 3.12 and 17, and reached a conclusion similar to that in the first quarter.

Retail operations (mainly composed of physical stores) are not considered essential by government authorities, which led to the closure of part of these locations during different periods of 2020. Due to this adverse scenario, we performed an impairment test for the cash generating units that comprise these operations and as a result, a reduction in the recoverable amount of R$ 148,050 was recorded, as disclosed in note 18.

6.3.4      Leases

During the year, the Company renegotiated contracts and obtained discounts on store lease payments, as mentioned in note 18.

6.3.5      Operational continuity

Management is not aware of any material uncertainty that could generate significant doubts about its ability to continue operating indefinitely.

6.3.6      Capital management and liquidity risk and covenants

The Company uses part of the resources from private funding and capital increase (see notes 19 and 24), to accelerate its investments in the digitization of operations, which were intensified as a result of the Covid-19 pandemic. Continuous cost management, including on other investments and discretionary expenditures, and Government incentives were still used in several locations during the year. The Company ended the year with a robust cash position, resulting in greater deleveraging and ensuring compliance with our financial covenants.

6.4     Cyber-incident

In June 2020, the subsidiary Avon became aware that it was exposed to a cyber-incident in its Information Technology (“IT”) environment that interrupted some systems and partially affected Avon's operations. Avon involved leading external experts in cybersecurity and general IT controls, initiating a comprehensive containment and correction effort, as well as a forensic investigation. By mid-August, Avon had reestablished all its main business processes and resumed operations in all of its markets, including all of its distribution centers.

The cyber incident did not have a significant impact on the revenue performance of the subsidiary for the year ended December 31, 2020, despite having resulted in a phasing of the subsidiary's revenue from the second to the third quarter of 2020, as the subsidiary met the order backlog that was created. The incremental expense incurred as a result of the cyber-incident was not material.

Although it has no indication that the accuracy and completeness of any financial information has been affected as a result of the incident, the subsidiary has performed extensive procedures to validate the accuracy and completeness of its financial information.

6.5     Capital management

The Company’s capital management objectives are to ensure that the Company is continuously capable of offering return to its shareholders and benefits to other stakeholders, in addition to maintaining an ideal capital structure to reduce this capital cost.

The Company monitors capital based on the financial leverage ratios. This ratio corresponds to the net debt divided by equity. The net debt corresponds to total borrowings and financings (including short and long-term borrowings and financings, as shown in the consolidated statement of financial position), deducted from cash and cash equivalents and short-term investments (except for “Crer Para Ver” funds).

6.6     Fair value estimate

Financial instruments that are measured at fair value at the reporting date as prescribed by IFRS 13– Fair Value Measurement follow the hierarchy below:

➢	Level 1: Valuation based on quoted (unadjusted) prices in active markets for identical assets and liabilities on the reporting date. A market is seen as active if quoted prices are readily and regularly available from a Commodities and Securities Exchange, a broker, industry group, pricing service or regulatory agency, and those prices represent actual market transactions, which occur regularly on a purely commercial basis;
➢	Level 2: Used for financial instruments that are not traded in active markets (for example, over-the-counter derivatives), whose valuation is based on techniques that, in addition to the quoted prices included in Level 1, use other inputs adopted by the market for the asset or direct liabilities (i.e., as prices) or indirectly (i.e., derived from prices); and
➢	Level 3: Valuation determined by virtue of information, for assets or liabilities, that is not based on data adopted by the market (i.e., unobservable information).

The carrying amounts and fair values of the Company’s financial instruments as at December 31, 2020 and 2019 is presented as follows:

Description				Carrying amount		Fair value
	Note	Classification by category	Fair value hierarchy	2020	2019	2020	2019
Financial assets
Cash and cash equivalent	7
Cash and banks		Amortized cost	Level 2	4,436,123	3,110,220	4,436,123	3,110,220
Certificate of bank deposits		Amortized cost	Level 2	808,988	211,261	808,988	211,261
Repurchase transactions		Fair value through profit or loss	Level 2	576,108	1,192,101	576,108	1,192,101
				5,821,219	4,513,582	5,821,219	4,513,582
Short term investments	8
Government bonds		Fair value through profit or loss	Level 1	864,940	221,900	864,940	221,900
Restricted cash		Fair value through profit or loss	Level 2	40,425	-	40,425	-
Financial treasury bill		Fair value through profit or loss	Level 2	505,152	374,690	505,152	374,690
Loan investment fund		Fair value through profit or loss	Level 2	817,253	407,928	817,253	407,928
Dynamo Beauty Ventures Ltd fund		Fair value through profit or loss	Level 3	16,104	7,402	16,104	7,402
Certificate of bank deposits		Fair value through profit or loss	Level 2	292,878	21,327	292,878	21,327
				2,536,752	1,033,247	2,536,752	1,033,247

Trade receivable	9	Amortized cost	Level 2	3,597,535	1,685,764	3,597,535	1,685,764

Judicial deposits	13	Amortized cost	Level 2	566,190	337,255	566,190	337,255

Carbon Credits	15	Fair value through profit or loss	Level 2	4,097	3,508	4,097	3,508

Sublease receivables	15	Amortized cost	Level 2	357,538	-	357,538	-

“Financial” and “operating” derivatives		Fair value through profit or loss - hedging instrument	Level 2	1,768,122	737,378	1,768,122	737,378
“Financial” and “operating” derivatives		Fair value through profit or loss	Level 2	139,856	-	139,856	-
				1,907,978	737,378	1,907,978	737,378

Financial liabilities
Borrowings, financing and debentures	20
Local currency borrowings		Amortized cost	Level 2	(9,591,809)	(7,412,443)	(9,466,921)	(7,445,672)
Foreign currency borrowings		Amortized cost	Level 2	(4,231,104)	(3,373,931)	(4,459,081)	(3,541,541)
				(13,822,913)	(10,786,374)	(13,926,002)	(10,987,213)

Carbon Credits	23	Fair value through profit or loss	Level 2	(5,560)	(4,519)	(5,560)	(4,519)

“Financial” and “operating” derivatives		Fair value through profit or loss - hedging instrument	Level 2	-	(10,158)	-	(10,158)
“Financial” and “operating” derivatives		Fair value through profit or loss	Level 2	(61,201)	(1,648)	(61,201)	(1,648)
				(61,201)	(11,806)	(61,201)	(11,806)

Lease liabilities	19	Amortized cost	Level 2	(3,858,455)	(2,517,565)	(3,858,455)	(2,517,565)
Trade payables and supply chain finance operations	21	Amortized cost	Level 2	(6,774,205)	(1,829,756)	(6,774,205)	(1,829,756)

The Company estimates that cash and cash equivalents, trade receivable, trade payable and other current liabilities balances are equivalent to their book values, mainly due to the short-term maturities of these instruments.

The carrying amounts of financial investments in Bank Deposit Certificates measured at amortized cost approximate their fair values as the operations are carried out at floating interest rates.

The carrying amounts of borrowings, financing and debentures are measured at their amortized cost and disclosed at fair value, which does not differ materially from carrying amounts as the agreed interest rates are consistent with current market rates.

The fair value of foreign exchange derivatives (swap and forward) is determined based on future exchange rates at the reporting date, with the resulting value discounted to present value.

The fair value of the investment in the Dynamo Beauty Fund, classified at level 3 of the fair value hierarchy is calculated based on information on the net value of the investment in the Fund (NAV) calculated by the Fund's manager based on valuation assumptions consistent with the accounting practices adopted in Brazil and IFRS, adjusted to reflect the fair value assumptions applicable to the nature of the Company's investment. The Company's valuation considers inputs not observable in the model, in order to reflect the contractual restrictions on this investment for early redemption of the security in the market. The significant unobservable inputs used in the measurement of fair value reflect a discount due to the lack of liquidity of the security, which represent the values that the Company determined that market agents would take into account for these discounts when defining the investment price. 1% increase (decrease) in the applied discount (15.4%) would result in an increase (decrease) in the fair value of the investment of R$ 185.

There were no transfers between measurement levels in the fair value hierarchy for the year ended December 31, 2020 for these assets and liabilities.